SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2007


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                 1-5084              23-1145880
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    (State or Other Jurisdiction of     (Commission        (I.R.S. Employer
    Incorporation or Organization)      File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Fred C. Aldridge, who has served on the Board of Directors of Tasty Baking Company (the "Company") since 1981, has announced that he will retire as a Class I Director following the Company's Annual Meeting of Shareholders on May 10, 2007.

(d) On March 28, 2007, the Board of Directors of Tasty Baking Company increased the size of the Board from nine to ten members effective as of April 15, 2007. The Board of Directors also appointed Mark T. Timbie as a Class I Director effective as of April 15, 2007. Mr. Timbie is President - North American Consumer Foods of McCormick & Company, Incorporated.

         Mr. Timbie will be eligible to receive fees under the Company's director compensation program at the same level as other non-employee directors. In addition, upon his appointment to the Board effective April 15, 2007, Mr. Timbie will be granted 2,000 restricted shares of the Company's common stock with a Grant Date of April 15, 2007, which will vest and become nonforfeitable on the fifth anniversary of the Grant Date provided Mr. Timbie remains a director.

Item 7.01  Regulation FD Disclosure.

On April 3, 2007, Tasty Baking Company issued a press release announcing Mr. Aldridge's retirement and Mr. Timbie's appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item
7.01 by reference.

Item 9.01  Financial Statements and Exhibits.

         (d) The following exhibits are filed herewith:

                  Exhibit 99.1      Press Release dated April 3, 2007

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TASTY BAKING COMPANY
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                                     (Registrant)


         Date:  April 3, 2007        /S/ David S. Marberger
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                                     David S. Marberger
                                     Executive Vice President and Chief
                                     Financial Officer

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                                  EXHIBIT INDEX


         Exhibit                            Description
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           99.1                             Press Release dated April 3, 2007